UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2015

RIGHTSCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55097	33-1219445
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

3100 Donald Douglas Loop North

Santa Monica, CA 90405

(Address of principal executive offices) (zip code)

310-751-7510

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K amends and restates the Form 8-K filed by Rightscorp, Inc. on December 28, 2015 to amend the exercise price of options issued to Robert Michael Reveley.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2015, Cecil Bond Kyte resigned as Chief Financial Officer of Rightscorp, Inc. (the “Company”), Brett Johnson resigned as a director of the Company, Mr. Kyte was elected Chairman of the Company’s Board of Directors, and Robert Michael Reveley was elected Chief Financial Officer of the Company. Mr. Reveley will receive an annual salary of $80,000, 250,000 shares of common stock and five-year options to purchase 750,000 shares of common stock at an exercise price of $0.15.

Mr. Kyte, 44, served as the Company’s Chief Financial Officer from May 2015 to December 21, 2015. Previously, from 2007 to 2013, he was Chief Executive Officer and Chairman of Save The World Air, Inc. (“STWA”), a publicly traded energy technology company. Initially a shareholder for over 14 years, he eventually spearheaded the restructuring and rebuilding of STWA. Under Mr. Kyte’s leadership STWA grew from roughly a $10 million market capitalization in 2008 to a valuation in excess of $350 million in 2013. During his tenure STWA fortified its financial standing by securing over $40 million in capital and a material contract with a $35 billion energy company. After completing a successful turnaround, Mr. Kyte resigned as CEO in 2013 to pursue more challenging projects. Mr. Kyte has also been an owner of petroleum exploration and production assets in North America for two decades. Mr. Kyte’s management and executive experience qualify him to serve on the Company’s board of directors.

Mr. Reveley, 54, has served as a consultant to the Company since September 2015. Mr. Reveley has been Chief Financial Officer, Chief Operating Officer and a member of the Board of Directors of Structural Monitoring Systems, a technology company specializing in health monitoring systems for aviation, since 2013. From 1997 to December 2015, Mr. Reveley was Managing Director and Chief Compliance Officer of Govdesk, LLC, a FINRA licensed broker dealer. From 2009 to May 2011, Mr. Reveley was Chief Executive Officer and Chief Investment Officer of SEAL Capital.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTSCORP, INC.

Dated: December 31, 2015	By:	/s/ Christopher Sabec
	Name:	Christopher Sabec
	Title:	Chief Executive Officer

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